Supplement dated March 1, 2012
to the
Prospectus and Statement of Additional Information dated October 1, 2011 for Heartland International Small Cap Fund (the “Fund”),
a series of Trust for Professional Managers (the “Trust”)

Effective May 1, 2012, the Board of Trustees of the Trust has approved changes to the name, investment strategies and non-fundamental investment restrictions of the Fund.  The name of the Fund will be changed from “Heartland International Small Cap Fund” to the “Heartland International Value Fund”.  The Fund’s investment advisor, Heartland Advisors, Inc. (the “Advisor”), believes the name change will better represent the investment strategy of the Fund.

Due to the removal of “small cap” from the Fund’s name, the requirement that 80% of the Fund’s net assets be invested in securities of small capitalization companies will no longer apply to the Fund.  Effective May 1, 2012, the Board of Trustees of the Trust has approved the removal of the following non-fundamental investment restriction from the Fund’s SAI:

“The Fund may not make any change in its investment policy of investing at least 80% of net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.”

Effective May 1, 2012, the Fund will utilize the following principal investment strategies:

Principal Investment Strategies
The Fund primarily invests in non-U.S. and U.S. common stocks, selected on a value basis and whose current market prices, in the Advisor’s judgment, are undervalued relative to their true worth.  At least a majority of the Fund’s assets are invested in dividend paying common stocks, which may provide modest income to the Fund.  The Fund invests primarily in a concentrated number of common stocks.  The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk.

Under normal circumstances, the Fund primarily invests in non-U.S. and U.S. equity securities (including common stock, preferred stock, and options) of companies with market capitalizations of up to $5 billion at the time of purchase.  The median market capitalization of the Fund is expected to fluctuate over time depending on the Advisor’s perceptions of relative valuations, future prospects and market conditions.

Under normal market conditions, the Fund primarily invests in common stocks, both outside and within the U.S.  The Fund may invest up to 50% of its net assets at market value at the time of purchase in emerging and less developed markets.  The Fund’s investments in foreign securities may include depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), together (“DRs”).  The Fund may invest up to 10% of its net assets measured at the time of purchase in DRs.  The Fund invests a significant portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities.  At least 40% of the Fund’s net assets, calculated at the time of purchase, will be invested in foreign securities or securities of U.S. companies whose revenue or operating income is derived from outside of the U.S.  A foreign company or issuer is any company or issuer whose primary operations are located outside the United States and its territories.  The Fund intends to invest at all times in securities of issuers representing at least three different countries, not including the United States.

The Fund does not invest more than 35% of its net assets at market value at the time of purchase in companies from any single country.  However, since securities of companies representing numerous different countries may be listed and traded on registered U.S. stock exchanges or the Nasdaq National Market, at times more than 35% of the Fund’s net assets may be invested in companies that are traded on registered U.S. stock exchanges or the Nasdaq National Market.

From time to time, the Advisor may conclude that a security other than an equity security presents a more attractive risk/reward profile.  As a result, the Fund may invest up to an aggregate of 20% of its net assets at market value at the time of purchase in investment grade debt securities and convertible debt securities of non-U.S. and U.S. issuers that meet the Fund’s investment criteria.

The Advisor’s 10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of the company; and (10) positive technical analysis.  The Fund may sell an investment when the Advisor determines that the potential for value no longer exists; when a company demonstrates a deteriorating financial position; when the risks related to investing in a foreign company become unacceptable; or when the investment no longer meets the criteria of the Advisor’s 10 Principles of Value InvestingTM.

Please retain this supplement with your Prospectus and Statement of Additional Information